UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2023

 IEH Corporation

(Exact Name of Registrant as Specified in Charter)

New York	0-5278	13-5549348
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 58th Street, Suite 8E

Brooklyn, New York 11220

(Address of Principal Executive Offices, and Zip Code)

(718) 492-4440

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IEHC	OTC Pink Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

William H. Craig (“Mr. Craig”), who served as the Chief Financial Officer and Treasurer of IEH Corporation (the “Company”) informed Mr. Dave Offerman, the President and Chief Executive Officer of the Company, that he was resigning from his position as Chief Financial Officer and Treasurer of the Company, effective May 17, 2023.

In informing Mr. Offerman of his decision, Mr. Craig advised that his resignation was not the result of any disagreement with the Company relating to the Company’s operations, policies or practices. Mr. Craig was instead resigning to pursue an unrelated business opportunity.

Thereafter, Mr. Offerman recommended that the Board of Directors of the Company (the “Board”) fill the positions of Chief Financial Officer and Treasurer of the Company, on an interim basis, by appointing Ms. Subrata Purkayastha (“Ms. Purkayastha”) to both positions. She currently serves as the Company’s Controller.

On May 19, 2023, the Board unanimously approved (with one director absent) the appointment of Ms. Purkayastha, effective immediately, to serve as Chief Financial Officer and Treasurer of the Company, on an interim basis.

Ms. Purkayastha (41) has served as Controller of the Company since November 2021. Prior to the Company, from January 2019 to May 2021, Ms. Purkayastha served as Controller of Sprouts Foods, Inc., a producer and distributor of premium organic foods intended for babies and toddlers. From July 2017 to January 2019, Ms. Purkayastha served as Accounting Manager at Sprouts Foods, Inc. where she provided timely and accurate financial reporting to the Chief Executive Officer and Chief Financial Officer and private equity partners. Prior to Sprout Foods Inc., from July 2015 to June 2017, Ms. Purkayastha served as Accounting Manager of Champions Oncology, Inc., a publicly-traded company engaged in the development of advanced technology solution and services to personalize the development of oncology drug development.

Ms. Purkayastha holds a Bachelor of Science in Accounting from Carson-Newman University in Jefferson City, Tennessee. Ms. Purkayastha also received a Masters in Arts degree with a focus in International Banking and Finance from Fordham University. She is also a Certified Public Accountant.

Ms. Purkayastha will receive an annual base salary of $200,000. Her prior annual salary as Controller was $164,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IEH Corporation

By: /s/ David Offerman

Name: David Offerman

Title: President and Chief Executive Officer

Date: May 19, 2023